OLD MUTUAL FUNDS I

Old Mutual Analytic Defensive Equity Fund

Old Mutual Analytic Global Defensive Equity Fund

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

Supplement dated December 7, 2007

to the Prospectus dated November 19, 2007

This Supplement updates certain information contained in the currently effective Prospectus of the above named funds, series funds of Old Mutual Funds I. You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

CLASS R SHARES

All references to Class R Shares in the Prospectus are removed.

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND

Fees and Expenses

The section of the Prospectus entitled “Fund Summaries – Old Mutual Analytic Defensive Equity Fund - Fees and Expenses” is amended by replacing the section in its entirety with the following:

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Institutional Class	Class A	Class C	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None [1]	1.00%	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00
Redemption/Exchange Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	None	None	0.75%	None
Other Expenses
Dividend Expense on Short Sales	0.27%	0.28%	0.28%	0.28%
Interest Expense	0.09%	0.09%	0.09%	0.09%
Service Fees	None	0.25%	0.25%	None
Other Operating Expenses	0.29%	0.39%	0.35%	0.34%
Total Other Expenses	0.65%	1.01%	0.97%	0.71%
Total Operating Expenses	1.60%	1.96%	2.67%	1.66%
Fee Waivers and/or Expense Reimbursement [3]	(0.36%)	(0.42%)	(0.38%)	(0.37%)
Net Operating Expenses	1.24%	1.54%	2.29%	1.29%

[1]

If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

[2]	Imposed on redemptions within 10 calendar days of purchase.

[3]

The Adviser contractually has agreed to limit the operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.15% for Institutional Class shares, 1.45% for Class A shares, 2.20% for Class C shares, and 1.20% for Class Z shares through December 8, 2007.

Effective December 9, 2007, the Adviser contractually has agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.25% for Institutional Class shares, 1.55% for Class A shares, 2.30% for Class C shares, and 1.30% for Class Z shares through December 31, 2008.

Effective January 1, 2009, the Adviser contractually has agreed to limit the operating expenses of the Fund (excluding interest, taxes, brokerage costs and commissions, dividends on short sales, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 2.75% for Institutional Class shares and Class Z shares, 3.00% for Class A shares, and 3.75% for Class C shares through December 31, 2017. The Adviser will consider further reductions to these limits on an annual basis.

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect prior to December 9, 2007, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$163	$505	$871	$1,901
Class A	$763	$1,155	$1,571	$2,728
Class C
with redemption	$370	$829	$1,414	$3,001
without redemption	$270	$829	$1,414	$3,001
Class Z	$169	$523	$901	$1,965

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect as of December 9, 2007, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$163	$505	$871	$1,901
Class A	$759	$1,151	$1,567	$2,725
Class C
with redemption	$370	$829	$1,414	$3,001
without redemption	$270	$829	$1,414	$3,001
Class Z	$169	$523	$901	$1,965

Expense Limit

The section of the Prospectus entitled “The Adviser & Sub-Advisers – Advisory Fees” is amended by replacing the portion of the Expense Limit table on page 34 applicable to Analytic Defensive Equity with the following:

	Expense Limit
	Institutional Class Shares	Class A Shares	Class C Shares	Class Z Shares	Expiration Date
Analytic Defensive Equity	1.15%	1.45%	2.20%	1.20%	December 8, 2007
	1.25%	1.55%	2.30%	1.30%	December 31, 2008
	2.75%	3.00%	3.75%	2.75%	December 31, 2017

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-209	12/2007

OLD MUTUAL FUNDS I

Old Mutual Analytic Defensive Equity Fund

Old Mutual Analytic Global Defensive Equity Fund

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Bond Fund

Old Mutual International Equity Fund

Old Mutual Provident Mid-Cap Growth Fund

Supplement dated December 7, 2007

to the Statement of Additional Information

dated November 19, 2007

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of the above named funds, series funds of Old Mutual Funds I. You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

CLASS R SHARES

All references to Class R Shares in the Prospectus are removed.

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND

The section of the SAI entitled “The Adviser” is amended by replacing the portion of the Expense Limit table on page 48 applicable to Analytic Defensive Equity with the following:

	Expense Limit
	Institutional Class Shares	Class A Shares	Class C Shares	Class Z Shares	Expiration Date
Analytic Defensive Equity	1.15%	1.45%	2.20%	1.20%	December 8, 2007
	1.25%	1.55%	2.30%	1.30%	December 31, 2008
	2.75%	3.00%	3.75%	2.75%	December 31, 2017

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-210 12/2007